Macquarie Focused Access Fund, LLC
Schedule of Investments (Unaudited)
July 31, 2026

	First			Next Available
	Acquisition			Redemption	Liquidity
Investment Funds - 104.33%^	Date	Cost	Fair Value	Date	Frequency[1]
Global - 83.33%
Event Driven/Activist - 8.20%
Third Point Partners Qualified L.P.[2,3,4,10]	11/1/2018	$62,067,815	$86,069,642	9/30/2026	Quarterly
Third Point Partners Qualified L.P. Class PNE[2,3,4,12]	7/1/2023	5,131,798	5,219,850	n/a	None
Total Event Driven/Activist		67,199,613	91,289,492

Equity Hedged - 18.94%
Coatue Qualified Partners, L.P.[2,3,4]	11/1/2018	105,700,612	207,685,784	9/30/2026	Quarterly
Coatue Qualified Partners, L.P. Liquidating Class[2,3,4,12]	7/1/2023	2,432,815	3,316,395	n/a	None
Total Equity Hedged		108,133,427	211,002,179

Multi-Strategy - 32.34%
Elliott International Limited.[2,3,4,13]	7/1/2026	25,981,070	26,084,994	9/30/2028	Semi-Annually
Hedge Premier/Millennium International Ltd.[2,3,5,6]	1/1/2019	35,975,818	65,706,814	12/31/2026	Quarterly
Hedge Premier/Millennium USA LP2,3,4,6	11/1/2018	29,508,216	55,162,141	12/31/2026	Quarterly
Millennium USA LP-Class GG-T1a2,3,4	1/1/2025	12,500,000	13,810,387	12/31/2026	Quarterly
Riverview Omni Fund LP2,3,4,11	4/1/2024	53,500,000	54,737,643	9/30/2026	Quarterly
Schonfeld Strategic Partners Fund LLC, Class B2,3,4,8	3/1/2022	27,878,261	41,476,865	9/30/2026	Monthly
Schonfeld Strategic Partners Fund LLC, Class F2,3,4,9	11/1/2022	70,855,586	103,164,454	9/30/2026	Monthly
Total Multi-Strategy		256,198,951	360,143,298

Quantitative - 23.85%
Renaissance Institutional Equities Fund LLC[2,3,4]	11/1/2018	61,776,149	96,897,396	9/30/2026	Monthly
WMQS Global Equity Active Extension Onshore Fund LP2,3,4	11/1/2018	73,124,887	168,771,400	8/31/2026	Monthly
Total Quantitative		134,901,036	265,668,796
Total Global		566,433,027	928,103,765

North America - 21.00%
Event Driven/Activist - 12.95%
Starboard Value and Opportunity Fund LP2,3,4	11/1/2018	95,289,131	144,280,898	12/31/2026	Quarterly

Fundamental Value - 6.06%
SEG Partners II, LP2,3,4	3/1/2020	60,181,061	67,506,394	9/30/2026	Quarterly

Long Only Equity - 1.99%
SoMa Long Opportunities LP2,3,4,7	2/1/2024	17,514,465	22,135,786	9/30/2026	Quarterly
Total North America		172,984,657	233,923,078

Total Investment Funds		$739,417,684	$1,162,026,843

Total Investments - 104.33%		$739,417,684	$1,162,026,843
Liabilities in excess of other assets - (4.33%)			(48,246,928)
Net Assets - 100%			$1,113,779,915

PNE - Participation Note, E series

^	Percentages are based on net assets as of July 31, 2026.
[1]	Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 90 days. Lock-up periods range from 3 to 12 months. Macquarie Wealth Advisers, LLC cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.
[2]	Restricted security. Total fair value of restricted securities amounts to $1,162,026,843, which represents approximately 104.33% of net assets as of July 31, 2026.
[3]	Non-income producing security.
[4]	Investment fund is domiciled in the United States.
[5]	Investment fund is domiciled in the Cayman Islands.
[6]	Subject to a 5% quarterly fund level gate.
[7]	Subject to a 1-year soft lock.
[8]	Subject to a 1-year soft lock and 15% fund level gate.
[9]	Subject to a 15% fund level gate and 12.5% individual gate.
[10]	Subject to a 20% quarterly fund level gate.
[11]	Subject to a 1-year soft lock and 25% investor level gate.
[12]	Iliquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund.
[13]	Subject to following lock-up: No portion of the Class C Shares acquired by the Fund pursuant to the 11th Commitment may be redeemed prior to the expiration of the 11th Commitment Lock-Up. The “11th Commitment Lock-Up” shall end on the earlier of (A) July 1, 2028 and (B) the next regularly scheduled Redemption Date falling on or after the date that is six months after (1) the Call Date on which the 11th Commitment is fully drawn or (2) the date on which the 11th Commitment is terminated, as applicable, subject to the waiver of the 11th Commitment Lock-Up in whole or in part from time to time by the Company in its sole discretion.

See accompanying Notes to Schedule of Investments.

The Macquarie Focused Access Fund, LLC (the “Fund”) meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a “practical expedient,” in accordance with ASC 820.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become so illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The following is a summary of the inputs used, as of July 31, 2026, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments in Investment Funds	$-	$-	$-	$1,162,026,843	$1,162,026,843
Total Investments	$-	$-	$-	$1,162,026,843	$1,162,026,843

*	The Fund did not hold level 1, 2, or level 3 securities at year end.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.